UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2010

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15550 Lightwave Drive, Third Floor, Clearwater, FL		33760
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 727-324-0046

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01                      Change in Registrant’s Certifying Accountant.

Inuvo, Inc. ("the Company") appointed Mayer Hoffman McCann P.C. as the Company's new independent registered public accounting firm as approved by the Audit Committee of the Board of Directors on November 5, 2010.  The Company was notified that the shareholders of Kirkland, Russ, Murphy & Tapp, P.A. (“KRMT”), the independent registered public accounting firm engaged by the Company on July 14, 2009, became shareholders of Mayer Hoffman McCann P.C. pursuant to an asset purchase agreement effective November 1, 2010.

During the Company's two most recent fiscal years ended December 31, 2009 and through the date of this Current Report on Form 8-K, the Company did not consult with Mayer Hoffman McCann P.C. regarding any of the matters or reportable events set forth in Item 304 (a)(2) (i) and (ii) of Regulation S-K.

KRMT served as the Company’s independent registered public accounting firm since July 14, 2009 and issued its audit report on the Company’s consolidated financial statements as of and for the year ended December 31, 2009.  The audit report of KRMT on the consolidated financial statements of the Company as of, and for the year ended December 31, 2009, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified, or modified, as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2009 and through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and KRMT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KRMT, would have caused KRMT to make reference to the subject matter of the disagreement in their report on the Company’s financial statements for such year, or for any reporting period, since the Company's last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KRMT a copy of the disclosures in the Form 8-K and has requested that KRMT furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KRMT agrees with the Company's statements in this Item 4.01. A copy of the letter dated November 9, 2010 furnished by KRMT in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Kirkland, Russ, Murphy & Tapp P.A. to the U.S. Securities and Exchange Commission, dated as of November 9, 2010, stating its agreement with the statements made in this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.

Date: November 9, 2010	By:	/s/ Wallace Ruiz
Wallace Ruiz, Chief Financial Officer

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